UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2004
                                                         -----------------

                            Classic Bancshares, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                               0-27170              61-1289391
-------------------------------      ------------------         ----------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
   of Incorporation)                                        Identification No.)


344 17th Street, Ashland, Kentucky                              41101
----------------------------------                              -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (606) 326-2801
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement
---------   ------------------------------------------

    On December 29, 2004, Classic Bancshares, Inc. ("CBI") and City Holding Company ("City Holding") jointly announced the signing of a definitive agreement (the "Agreement") pursuant to which CBI will be merged with and into City Holding (the "Merger"), and CBI's bank subsidiary, Classic Bank, will be merged with and into City Holding's bank subsidiary. The Agreement provides that, upon the effective date of the Merger, each share of common stock of CBI, par value $0.01 per share, will be converted into the right to receive 0.9624 shares of City Holding's common stock, $2.50 par value per share, and up to $11.08 per share in cash. Additionally, CBI has agreed to sell or have repaid a $4 million performing commercial loan prior to the closing date of the Merger. If the loan is sold or repaid for less than its legal balance, shareholders of CBI will receive a proportionate reduction in the cash consideration received in the Merger. The cash to be received by shareholders in the Merger could range between $9.47 and $11.08 per share depending on the results of the sale or repayment of this loan. The total transaction value is estimated at $77.4 million (assuming that outstanding stock options for 109,435 shares held by directors of Classic will be cashed out at the difference between the merger consideration and the exercise price of the options and stock options for 210,385 shares will be exercised prior to the closing).

    In connection with the consummation of the Merger, David B. Barbour, Lisah M. Frazier and Robert S. Curtis (the "Classic Executives") will each continue serving CBI, CBI's bank subsidiary and their successors, at City Holding's option, through August 31, 2005 and will terminate their existing employment agreements with CBI and enter into a three-year non-compete and non-solicitation agreement with City Holding in exchange for lump sum cash payments, subject to reduction to the extent such payments are not deductible under Section 280G of the IRC. The lump sum payments agreed to by the Classic Executives are believed to be less than the termination payments to which such executives would otherwise be entitled under their employment agreements upon the completion of the Merger.

    On December 29, 2004, the Company granted the Classic Executives the opportunity to extend the post-retirement exercise period of certain of their stock options from 90 to 120 days. A purpose and effect of this action was to convert such options from incentive stock options ("ISOs") under Section 422 of the IRC to non-tax-qualified options (with such non-tax qualified stock options referred to as "Disqualified Options"). In the absence of this action, Messrs. Barbour and Curtis and Ms. Frazier could have converted their ISOs to non-qualified status only by exercising them and selling them during the subsequent one-year period.

    On December 30, 2004, the Classic Executives exercised 68,707, 29,677 and 32,505 of their Disqualified Options. The exercise of the Disqualified Options by the Classic Executives will have the effect of increasing their 2005 "Base Amount" (defined generally as their average W-2 compensation over the prior five years) under applicable IRS rules. This action will have the effect of increasing the likelihood that the severance and non-compete payments described above will be tax deductible and may be paid without reduction. These actions were taken in consultation with City Holding and are authorized under the Merger Agreement.

    On December 29, 2004, the Company also approved the payment to Mr. Barbour of an unrestricted $200,000 advance of his termination benefits under his employment agreement. The effect of this advance is to increase his 2005 Base Amount which will increase the likelihood that the termination and non-compete benefits payable to him under the Merger Agreement will be fully tax-deductible and may be paid without reduction. This action was taken in consultation with City Holding and is permitted under the Merger Agreement.

    The Merger will be accounted for as a purchase and is expected to close in the second quarter of 2005. The Agreement has been approved by the boards of directors of City Holding and CBI. However, it is subject to certain other conditions, including the approval of CBI's shareholders and the approval of regulatory authorities. The directors of CBI and Classic Bank have agreed to vote their shares in favor of the Merger.

    The above description does not purport to be a complete statement of the parties' rights and obligations under the Agreement and is qualified in its entirety by reference to the Agreement, which is attached as an exhibit to the Current Report on Form 8-K of City Holding as filed with the Securities and Exchange Commission on December 29, 2004, and which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
---------   ---------------------------------

    (c)  Exhibits

         Exhibit 2.1 Agreement and Plan of Reorganization among Classic Bancshares, Inc. Classic Bank, City Holding Company, and City National Bank of West Virginia dated December 29, 2004 (incorporated by reference to 2(1) to the Current Report on Form 8-K of City Holding Company (Commission File No. 0-11733), as filed with the Securities and Exchange Commission on December 29, 2004))

         Exhibit 2.2 Agreement and Plan of Merger for Subsidiary Merger between Classic Bank and City National Bank of West Virginia dated December 29, 2004 (incorporated by reference to Exhibit 2(2) to the Current Report on Form 8-K of City Holding Company (Commission File No.0-11733), as filed with the Securities and Exchange Commission on December 29, 2004))

         Exhibit 99 Press release dated December 29, 2004 (incorporated by reference to Exhibit 99 to the Current Report on Form 8-K of City Holding Company (Commission File No. 0-11733), as filed with the Securities and Exchange Commission on December 29, 2004))

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CLASSIC BANCSHARES, INC.



DATE: January 5, 2005               By: /s/ Lisah M. Frazier
                                        -----------------------------------
                                         Lisah M. Frazier, Chief Operating
                                         Officer and Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                                 Description
         ----------                                  -----------

          2.1 Agreement and Plan of Reorganization among Classic Bancshares, Inc. Classic Bank, City Holding Company, and City National Bank of West Virginia dated December 29, 2004 (incorporated by reference to 2(1) to the Current Report on Form 8-K of City Holding Company (Commission File No. 0-11733), as filed with the Securities and Exchange Commission on December 29, 2004))

          2.2 Agreement and Plan of Merger for Subsidiary Merger between Classic Bank and City National Bank of West Virginia dated December 29, 2004 (incorporated by reference to Exhibit 2(2) to the Current Report on Form 8-K of City Holding Company (Commission File No. 0-11733), as filed with the Securities and Exchange Commission on December 29, 2004))

          99 Press release dated December 29, 2004 (incorporated by reference to Exhibit 99 to the Current Report on Form 8-K of City Holding Company (Commission File No. 0-11733), as filed with the Securities and Exchange Commission on December 29, 2004))